Exhibit 99.2

ANY SECURITIES ACQUIRED PURSUANT TO THIS SUBSCRIPTION AGREEMENT HAVE NOT BEEN REGISTERED UNDER: (A) THE SECURITIES ACT OF 1933, AS AMENDED, IN RELIANCE UPON THE EXEMPTIONS FROM REGISTRATION PROVIDED IN SECTIONS 3 AND 4 OF SUCH ACT AND/OR REGULATIONS D PROMULGATED THEREUNDER; OR (B) ANY STATE SECURITIES LAWS IN RELIANCE UPON APPLICABLE EXEMPTIONS THEREUNDER. THESE SECURITIES MUST BE ACQUIRED FOR INVESTMENT ONLY FOR THE ACCOUNT OF THE INVESTOR AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF REGISTRATION UNDER THE SECURITIES LAWS OR AN OPINION OF COUNSEL ACCEPTABLE TO THE CORPORATION OR ITS REPRESENTATIVES THAT SUCH SALE OR TRANSFER WOULD NOT VIOLATE APPLICABLE SECURITIES LAWS OR REGULATIONS.

SUBSCRIPTION AGREEMENT
OF
MOST HOME CORP. (the "Company")

INSTRUCTIONS

Conditions:

1. Subscriber must acquire the Shares as principal.

2. Subscriber must be an "accredited investor".

To subscribe for Securities of the Company all Subscribers must:

1. Complete pages 2 to 3 of the Subscription Agreement, with

❒ the Number of Securities subscribed;

❒ the Total Purchase Price being paid;

❒ city, state and date of signing the Agreement;

❒ Name and Signature of Subscriber;

❒ Address of Subscriber;

❒ if Subscriber is resident of US, Taxpayer Identification Number of Subscriber;

❒ Details of Beneficial Purchaser if not same as Subscriber;

❒ Registration Instructions - of the Securities;

❒ Manner in Which Title is to be held; and

❒ Delivery Instructions - where and how the share certificates for the Securities will be delivered.

2. If you are an "accredited investor", complete and sign the Accredited Investor Certificate in Appendix 1.

3. Provide a certified cheque or bank draft for the total purchase price of the Securities made payable to Fraser and Company LLP In Trust. If you wish to send funds by wire, see Appendix 2 Wire Instructions and complete Appendix 3 Notification of Wire Transfer and fax or email it to Fraser and Company LLP.

ANY SECURITIES ACQUIRED PURSUANT TO THIS SUBSCRIPTION AGREEMENT HAVE NOT BEEN REGISTERED UNDER: (A) THE SECURITIES ACT OF 1933, AS AMENDED, IN RELIANCE UPON THE EXEMPTIONS FROM REGISTRATION PROVIDED IN SECTIONS 3 AND 4 OF SUCH ACT AND/OR REGULATIONS D PROMULGATED THEREUNDER; OR (B) ANY STATE SECURITIES LAWS IN RELIANCE UPON APPLICABLE EXEMPTIONS THEREUNDER. THESE SECURITIES MUST BE ACQUIRED FOR INVESTMENT ONLY FOR THE ACCOUNT OF THE INVESTOR AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF REGISTRATION UNDER THE SECURITIES LAWS OR AN OPINION OF COUNSEL ACCEPTABLE TO THE CORPORATION OR ITS REPRESENTATIVES THAT SUCH SALE OR TRANSFER WOULD NOT VIOLATE APPLICABLE SECURITIES LAWS OR REGULATIONS.

SUBSCRIPTION AGREEMENT

To:     Most Home Corp. (the "Company")
          of Unit 1 - 11491 Kingston Street
          Maple Ridge, British Columbia V2X 0Y6

The undersigned (the "Subscriber") hereby tenders to the Company this subscription offer which, upon acceptance by the Company, will constitute an agreement of the Subscriber to subscribe for, take up, purchase and pay for and, on the part of the Company, to issue and sell to the Subscriber, the number of units ("Units") at the price set out below, each Unit being comprised of one common share in the capital of the Company (a "Share") and one-half of one common share purchase warrant (a "Warrant"), on the terms and subject to the conditions set out in Schedule "A" of this subscription agreement. The Units which the Subscriber has agreed to purchase under this subscription agreement are hereinafter referred to as the "Securities"). Annexed as Appendix 1 to this subscription agreement is an Accredited Investor Certificate (United States). Annexed as Appendix 2 to this subscription agreement is Instructions to Wire Funds. Annexed as Appendix 3 to this subscription agreement is notification of wire transfer. Each such schedule and appendix forms an integral part of this subscription agreement and the Subscriber should review each carefully.

Number of Units:	3,333,334
Price per Unit:	US$0.30
Total Purchase Price:	US$1,000,000.20
Wire Purchase Price to: (see wire instructions on Appendix 2)	Fraser and Company LLP In Trust

DATED at City of Milwaukee, State of Wisconsin, this 17 day of October, 2005.

**Address & Taxpayer ID Number of Subscriber**
**– Residential of Individual / Business of Non-Individual Subscriber**

| | |
|---|---|
| Address of Subscriber | (Telephone Number) |
| City, State/Province, Postal Code | (Facsimile Number) |
| Taxpayer Identification Number | (Email address) |

**Details of Beneficial Purchaser if not same as Subscriber:**

| | |
|---|---|
| (Print Name of Beneficial Purchaser) | (Telephone Number) |
| Address of Beneficial Purchaser | (Facsimile Number) |
| City, State/Province, Postal Code | (Email address) |

(if space is inadequate, please attach a schedule containing the necessary information)

**Registration Instructions**

The Securities should be registered as follows [(1)]:

Name

Account reference, if applicable

Address

City, State/Province, Postal Code

Telephone Number

Facsimile Number

**Manner in Which Title is to be held**

[check one]

______ Sole beneficial ownership.

______ Joint tenants with right of survivorship. (Both parties must sign)

______ Tenants in common. (Both parties must sign)

______ Trust. (Include name of trust and name of trustee)

______ Separate or individual property

______ Husband and wife as community property. (Community property states only)

______ Other. (Indicate): ______________

______________________________

Note (1): If Registration Instructions is not completed, the Securities will be registered in the name as printed on the signature clause on page 2.

ACCEPTANCE

This subscription is accepted by Most Home Corp. this 21 day of October, 2005.
Most Home Corp. per: /s/ Kenneth Galpin Kenneth Galpin, CEO and President

Schedule "A"

1. INTERPRETATION

1.1 Definitions. In this Agreement, unless the context otherwise requires:

(a) "1933 Act" means the United States Securities Act of 1933, as amended;

(b) "Agreement" means this Subscription Agreement, including the schedules and appendixes hereto, if any, as the same may from time to time be supplemented or amended and in effect;

(c) "BC Securities Act" means the Securities Act (British Columbia), the regulations and rules made thereunder and all administrative policy statements, blanket orders, notices, directions and rulings issued by the British Columbia Securities Commission, all as amended;

(d) "Closing" means both the First Closing and Second Closing;

(e) "Closing Date" means the date the Securities are issued to the Subscriber;

(f) "Exchange Act" means the Securities Exchange Act of 1934, as amended;

(g) "First Closing" means the completion of the sale of 833,334 Units to the Subscriber set out in section 3 below;

(h) "Parties" or "Party" means the Subscriber, the Company or both, as the context requires;

(i) "Regulation S" means Regulation S promulgated under the 1933 Act;

(j) "SEC" means the Securities and Exchange Commission;

(k) "Second Closing" means the completion of the sale of another 2,500,000 Units to the Subscriber set out in section 4 below;

(l) "Securities" means the Units which the Subscriber has agreed to purchase under this Agreement;

(m) "Shares" means the previously unissued common shares in the capital of the Company, as presently constituted, which will be issued as part of the Units;

(n) "United States" has that meaning ascribed to it in Regulation S;

(o) "Units" means the 3,333,334 units of the Company offered by the Company, each comprised of one Share and one-half of one Warrant;

(p) "Warrant Shares" means the previously unissued common shares in the capital of the Company, as presently constituted, which will be issued upon the exercise of the Warrants; and

(q) "Warrants" means share purchase warrants of the Company which will be issued as part of the Units. Each whole Warrant will entitle the holder, on exercise, to purchase one Common Share at a price of $0.33 per share for a period of 3 years following the Closing.

1.2 Time of Essence. Time is of the essence of this Agreement and will be calculated in accordance with the provisions of the Interpretation Act (British Columbia).

1.3 Number and Gender. All references to any party to this Agreement shall be read with any changes in number and gender that the context or reference to the parties may require.

1.4 Headings. The headings in this Agreement are for convenience of reference only and do not affect the interpretation of this Agreement.

1.5 Currency. All monies which are referred to in this Agreement are, unless expressly stated otherwise, expressed in lawful money of United States of America.

1.6 Governing Law. This Agreement is governed by, subject to and interpreted in accordance with the laws prevailing in the Province of British Columbia and the federal laws of Canada applicable therein, and the courts of the Province of British Columbia will have the exclusive jurisdiction over any dispute arising in connection with this Agreement.

2. TERMS OF UNITS

2.1 The Units. Each Unit comprises of one Share and one-half of one Warrant. Each whole Warrant will entitle the holder, on exercise, to purchase one Warrant Share at a price of $0.33 for a period of three (3) years following the Closing.

2.2 Adjustments on Warrants. The certificates representing the Warrants will, among other things, include provisions for the appropriate adjustment in the class, number and price of the Warrant Shares issued on exercise of the Warrants upon the occurrence of certain events, including any subdivision, consolidation or reclassification of the Company's common shares, the payment of stock dividends and the amalgamation of the Company.

2.3 No Prohibition of Future Financing. The issue of the Warrants will not restrict or prevent the Company from obtaining any other financing, or from issuing additional securities or rights, during the period within which the Warrants may be exercised.

3. FIRST CLOSING

3.1 Subscriber's Deliveries.

(a) Upon execution of this Agreement, the Subscriber will deliver to or as directed by the Company this Agreement and Appendix 1 - Accredited Investor Certificate (United States), duly completed, initialed and executed.

(b) On or before October 17, 2005, the Subscriber will deliver or cause to be delivered to Fraser and Company LLP, counsel to the Company:

(i) sum of $250,000.20 representing the purchase price for 833,334 Units, by way of wire transfer to Fraser and Company LLP, in trust for the Company. See Appendix 2 for wire instructions; and

(ii) notification of wire transfer to Fraser and Company LLP.

3.2 Company's Deliveries. At First Closing and upon receipt of the Subscriber's deliveries set out in subsection 3.1, the Company will cause to be delivered, according to the instructions set out under Delivery Instructions on page 4 the certificates representing the Shares and Warrants comprising the Securities paid for by the Subscriber under paragraph 3.1(b)(i) as registered in the name of the Subscriber or its nominee as set out under Registration Instructions on page 3.

3.3 First Closing. The First Closing will take place upon receipt of the subscription proceeds by the Company, acceptance of this subscription and Agreement by the Company, and when the Company issues share certificates representing the Securities paid for by the Subscriber under paragraph 3.1(b). If the subscription proceeds have been paid to the Company's counsel in trust for the Company, the Subscriber hereby authorizes the Company's counsel to release the subscription proceeds to the Company upon the Company completing its deliveries pursuant to subsection 3.2.

3.4 Information and Documents. The Subscriber agrees to deliver or arrange to have delivered or telecopied to the Company, a completed and executed copy of this Agreement and the applicable Appendixes, and will, promptly upon request by the Company, provide the Company with such information and execute and deliver to the Company such additional certifications, undertakings, questionnaires and other documents as the Company may request in connection with the issue and sale of the Securities. The Subscriber acknowledges and agrees that such certifications, undertakings, questionnaires and other documents, when executed and delivered by it, will form part of and will be incorporated into this Agreement with the same effect as if each constituted a representation and warranty or covenant of the Subscriber hereunder in favour of the Company. The Subscriber hereby consents to the filing of such certifications, undertakings, questionnaires and other documents as may be required to be filed with any securities regulatory authority or stock exchange in connection with the transactions contemplated hereby.

4. SECOND CLOSING

4.1 Subscriber's Deliveries. On or before November 17, 2005, the Subscriber will deliver to or as directed by the Company:

(a) sum of $750,000.00 representing the purchase price for another 2,500,000 Units, by way of wire transfer to Fraser and Company LLP, counsel to the Company, in trust for the Company. See Appendix 2 for wire instructions; and

(b) notification of wire transfer to Fraser and Company LLP.

4.2 Company's Deliveries. At Second Closing, the Company will cause to be delivered, according to the instructions set out under Delivery Instructions on page 4 the certificates representing the Shares and Warrants comprising the Securities paid for by the Subscriber under paragraph 4.1(a) as registered in the name of the Subscriber or its nominee as set out under Registration Instructions on page 3.

4.3 Second Closing. The Second Closing will take place upon receipt of the subscription proceeds by the Company, and when the Company issues share certificates representing the Securities paid for by the Subscriber under paragraph 4.1(a). If the subscription proceeds have been paid to the Company's counsel in trust for the Company, the Subscriber hereby authorizes the Company's counsel to release the subscription proceeds to the Company upon the Company completing its deliveries pursuant to subsection 4.2.

5. REPRESENTATIONS AND WARRANTIES OF THE SUBSCRIBER

5.1 Subscriber's Acknowledgements, Representations and Warranties. The Subscriber covenants with, and represents, warrants and acknowledges to the Company, as representations and warranties that are true as of the date of this Agreement and as of the Closing Date (which covenants, representations, warranties and acknowledgements shall survive the applicable Closing Date) that:

(a) Authorization. The Subscriber has the legal capacity and competence to enter into and execute this Agreement and to take all actions required pursuant hereto and, if an individual is of full age of majority, and if the Subscriber is a corporation it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation, and all necessary approvals by its directors, shareholders and others have been given to authorize the execution of this Agreement on behalf of the Subscriber. This Agreement has been duly executed and delivered by the Subscriber and, upon acceptance by the Company, constitutes a legal, valid and binding obligation of the Subscriber enforceable against the Subscriber.

(b) Ability to Complete. The entering into of this Agreement and the transactions contemplated hereby will not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a part or by which it is or may be bound.

(c) Subscription Irrevocable and Requires Company's Acceptance. The offer made by this subscription is irrevocable by the Subscriber and requires acceptance by the Company. The Company will have the right to accept this subscription offer in whole or in part and the acceptance of this subscription offer will be conditional upon the sale of the Securities to the Subscriber being exempt from the prospectus requirements of the relevant securities legislation and conditional upon the Company receiving the Exchange's approval of this subscription and the transactions contemplated hereby.

(d) No Notice of Acceptance. The Subscriber waives the need for the Company to communicate its acceptance of the Subscriber's purchase of the Securities pursuant to this Agreement.

(e) Residency. The Subscriber, is resident in the state or jurisdiction set out under Address of Subscriber on page 2 of this Agreement, which address is the ordinary residence or place of business of the Subscriber, and, if the Subscriber is a corporate entity, it was not created nor is it used solely for the purpose of acquiring the Securities.

(f) Deemed Statutory Underwriter. The Subscriber acknowledges that if the Subscriber acquires the Securities with a view to the distribution of the Securities, or participates or has a direct or indirect participation in any such undertaking, or participates or has a participation in the direct or indirect underwriting of any such undertaking, the Subscriber may be deemed a statutory underwriter under section 2(11) of the 1933 Act.

(g) Not an Underwriter. The Subscriber is not an underwriter of, or dealer in, the common shares of the Company, nor is the Subscriber participating, pursuant to a contractual agreement or otherwise, in the distribution of the Securities.

(h) Investment Intent. The Subscriber is acquiring the Securities to be held for investment purposes only and not with a view to immediate resale or distribution and will not resell or otherwise transfer or dispose of the Securities except in accordance with the provisions of applicable securities laws.

(i) Principal Purchaser. The Subscriber is purchasing the Securities as principal for investment and the Subscriber is purchasing the Securities for the Subscriber's own account and not on behalf of any other person, nor with a view to or for resale or other distribution of the Securities, and no other person, corporation, firm or other organization will have a beneficial interest in the Securities.

(j) Purchasing as Agent or Trustee. In the case of the purchase of Securities by the Subscriber as agent or trustee for any principal whose identity is disclosed or undisclosed or identified by account number only, the Subscriber has due and proper authority to act as agent or trustee for and on behalf of such beneficial purchaser in connection with the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by or on behalf of such principal, and, upon acceptance by the Company, will constitute a legal, valid and binding contract of the Subscriber and such principal, enforceable against the Subscriber and such principal in accordance with its terms.

(k) No Solicitations. There has been no solicitation, including by means of mail or telephone, for the subscription for the Securities and that it was at the request of the Subscriber that a representative of the Company discussed this investment. This subscription has not been solicited in any other manner contrary to the 1933 Act.

(l) Subscriber Responsible for Due Diligence Investigation. The Subscriber must rely upon the Subscriber's own examination of the Company, including the merits and risks involved in making an investment decision regarding the Securities and is able to bear the economic risk of loss of its investment.

(m) Absence of Offering Memorandum or Advertising. The Subscriber was not provided with, has not requested, and does not need to receive an offering memorandum or information statement as defined in applicable securities laws. The offer and sale of the Securities to the Subscriber were not made through or as a result of, and the distribution of the Securities is not being accompanied by any advertisement in printed media or printed public media, including articles, notices or other communication published in any newspaper, magazine or similar media, of general and regular paid circulation, radio or television or telecommunications or internet, including electronic display, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising, or any other form of advertisement.

(n) Availability of Information. The Subscriber's decision to tender this offer and purchase the Securities has not been made as a result of any verbal or written representation as to fact or otherwise made by or on behalf of the Company or any other person and is based entirely upon currently available public information concerning the Company.

(o) Documents Received. The Subscriber has been furnished with a copy of the most recent periodic reports filed by the Company with the SEC and any document requested by the Subscriber, and the Subscriber has carefully read and understands such materials and has evaluated the risks of an acquisition of the Securities.

(p) No Liability Regarding Public Documents. The Subscriber acknowledges and agrees that the Company's counsel does not assume any responsibility or liability of any nature whatsoever for the accuracy, adequacy or completeness of any publicly available information concerning the Company. The Company's counsel is entitled to the benefit of this paragraph 5.1(p).

(q) No Undisclosed Material Change. The Subscriber has no knowledge of a material fact or material change in the affairs of the Company that has not been generally disclosed to the public, save knowledge of this particular transaction.

(r) Finder's Fee. The Company may pay a person or company who introduces subscribers to the Company, a finder's fee as permitted by applicable securities laws of governing jurisdictions.

(s) Decision to Enter into this Agreement. The decision of the Subscriber to enter into this Agreement and to purchase the Securities has not been made upon any verbal or written representation as to fact or otherwise made by or on behalf of the Company, other than as set forth in this Agreement.

(t) Fairness of Investment. No US federal or state agency or any other securities commission has made any finding or determination as to the fairness of this investment, or any recommendation or endorsement of the Securities.

(u) Investment is High Risk Speculation. The Subscriber has relied solely upon its own independent investigation in making the decision to purchase the Securities and acknowledges that an investment in the Securities is a speculative investment which involves a high degree of risk.

(v) Adequate Net Worth. The Subscriber has adequate net worth and means of providing for the Subscriber's current needs and personal contingencies to sustain a complete loss of the investment in the Company at the time of investment, and the Subscriber has no need for liquidity in the investment in the Securities.

(w) Sophisticated Investor. The Subscriber acknowledges that he is a sophisticated investor, having such knowledge and experience in financial and business matters in general and with respect to investments of a nature similar to that evidenced by the Securities so as to be capable, by reason of such knowledge and experience, of evaluating the merits and risks of, and making an informed business decision with regard to, and protecting his own interests in connection with, the acquisition of the Securities, and fully understands the speculative nature of the Securities and be able to bear the investment's economic risk.

(x) Independent Legal Advice. The Subscriber represents and warrants to the Company and acknowledges and agrees that the Company urges the Subscriber and the Subscriber has had the opportunity to obtain independent legal, accounting, investment and tax advice prior to the execution and delivery of this Agreement and advancement of the subscription proceeds, and in the event that the Subscriber did not avail itself of that opportunity prior to signing this Agreement and advancement of the subscription proceeds, the Subscriber did so voluntarily and without any undue pressure or influence and agrees that any failure to obtain independent legal, accounting, investment or tax advice shall not be used as a defence to the enforcement of the Subscriber's obligations under this Agreement.

(y) Future Value of Securities. No person has made to the Subscriber any written or oral representations:

(i) that any person will resell or repurchase any of the Securities;

(ii) that any person will refund the purchase price of any of the Securities;

(iii) as to the future price or value of any of the Securities; or

(iv) that any of the Securities will be listed and posted for trading on a stock exchange or that an application has been made to list and post the any of the Securities for trading on a stock exchange, other than Shares on the NASD OTC Bulletin Board

(z) Limited Public Market. The Company's common shares are quoted on the NASD OTC Bulletin Board and there has been only a limited public market for the Company's common shares. An active trading market for the Company's common shares may not develop and the Subscriber may not be able to resell the Shares at prices equal to or greater than the price paid for these Shares. The market price of the Company's common shares may decline as the result of announcements by the Company or its competitors, variations in the Company's results of operations, and market conditions in the real estate and Internet industries in general.

(aa) Limited Remedies and Rights. No prospectus has been filed by the Company with any securities commissions or any similar regulatory authority in connection with the issuance of the Securities, such issuance is exempted from the requirements to provide the Subscriber with a prospectus and to sell securities through a person registered under the BC Securities Act, the 1933 Act and Exchange Act and securities laws of the jurisdiction in which the Subscriber is resident and that:

(i) the Subscriber is restricted from using most of the civil remedies available under the said securities laws;

(ii) the Subscriber may not receive information that would otherwise be required to be provided to the Subscriber under the said securities laws; and

(iii) the Company is relieved from certain obligations that would otherwise apply under the said securities laws.

(bb) No Regulatory Review of Securities. The Subscriber acknowledges that:

(i) no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities;

(ii) there is no government or other insurance covering the Securities;

(iii) there are risks associated with the purchase of the Securities;

(iv) there are restrictions on the Subscriber's ability to resell the Securities and it is the responsibility of the Subscriber to find out what those restrictions are and to comply with them before selling the Securities; and

(v) the Company has advised the Subscriber that the Company is relying on an exemption from the requirements to provide the Subscriber with a prospectus and to sell securities through a person registered to sell securities under the BC Securities Act, 1933 Act and Exchange Act and, as a consequence of the Subscriber acquiring Securities pursuant to this exemption, certain protections, rights and remedies provided by the said securities laws, including statutory rights of rescission or damages, will not be available to the Subscriber.

(cc) Exemptions from Delivery of a Prospectus. By initialing the appropriate paragraph(s) of Appendix 1, the Subscriber is making representations and warranties to the Company which allow the Company to rely on an exemption from securities registration afforded by the 1933 Act and the requirements to provide the Subscriber with a prospectus and to sell securities through a person registered to sell securities under the BC Securities Act.

(dd) Not a Public Offering. The Subscriber understands that the offering and sale of the Securities is intended to a be a transaction by an issuer not involving any public offering exempt from registration under the 1933 Act by virtue of Section 4(2) of the 1933 Act and the rules and regulations of the SEC thereunder.

(ee) US Accredited Investor. If the Subscriber is a resident of United States or is otherwise subject to the 1933 Act and Exchange Act, the Subscriber is purchasing the Securities as principal for its own account and not for the benefit of any other person and not with a view to the resale or distribution of all or any of the Securities and is an "accredited investor" within the meaning of Regulation D, by virtue of the fact that the Subscriber falls within one or more of the sub-paragraphs of the definition of "accredited investor" set out in Appendix 1 hereto (the Subscriber having initialled the applicable sub-paragraph(s)).

(ff) Unknown Risks for Offshore Residents. If the Subscriber is resident outside of the United States, the Subscriber further represents and warrants to the Company (as representations and warranties that are true as of the date of this Agreement and as of the Closing Date (which representations and warranties shall survive the applicable Closing Date), that:

(i) the Subscriber is knowledgeable of, or has been independently advised as to the applicable securities laws of the securities regulatory authorities (the "Authorities") having application in the jurisdiction in which the Subscriber is resident (the "International Jurisdiction") which would apply to the acquisition of the Securities, if any;

(ii) the Subscriber is purchasing the Securities pursuant to exemptions from the prospectus and registration requirements under the applicable securities laws of the Authorities in the International Jurisdiction or, if such is not applicable, the Subscriber is permitted to purchase the Securities under the applicable securities laws of the Authorities in the International Jurisdiction without the need to rely on any exemption; and

(iii) the applicable securities laws of the Authorities in the International Jurisdiction do not require the Company to make any filings or seek any approvals of any nature whatsoever from any Authority of any kind whatsoever in the International Jurisdiction in connection with the issue and sale or resale of the Securities.

(gg) Securities Not Registered. The Subscriber acknowledges that the Securities have not been registered under any securities laws, including US federal or state securities laws. The Subscriber also understands that the Company is under no obligation and has no intention to register the Securities or to take any actions to make available exemptions from the registration requirements of state and federal securities laws and the securities laws of the jurisdiction of in which the Subscriber is a resident, and that the Securities cannot be sold or otherwise distributed in the United States in the absence of an exemption from such registration requirements.

(hh) No Intention to Circumvent 1933 Act Registration Requirements. The current structure of this transaction and all transactions and activities contemplated hereunder is not a scheme to avoid the registration requirements of the 1933 Act.

(ii) Resell Securities Pursuant to Regulations. The Subscriber acknowledges that there are restrictions on the resale of the Securities and agrees to resell the Securities only in accordance with the provisions of the 1933 Act and the applicable securities regulations of the residence of the Subscriber, pursuant to registration under the applicable securities act, or pursuant to an available exemption from registration.

(jj) Applicable Hold Periods. The Subscriber understands and acknowledges that the Shares and Warrants comprising the Units and the Warrant Shares issuable on exercise of the Warrants will be subject to resale restrictions under applicable securities laws, that such certificates will be legended to that effect, that the Subscriber agrees to comply with such restrictions, and that such securities have not been and will not be registered under the 1933 Act. The Subscriber also acknowledges that it has been advised to consult its own legal advisors with respect to applicable resale restrictions and that it is solely responsible for complying with such restrictions. The Company is not in any manner responsible for ensuring compliance by the Subscriber with such restrictions.

(kk) Legend on Share Certificates. The Subscriber hereby consents to the placement of a legend on all certificates representing the Securities in substantially the following form:

"The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act") and are "restricted stock" as that term is defined in Rule 144 under the Act. These securities may not be sold, offered for sale, pledged or hypothecated in the absence of an effective registration statement for such shares under the Act or pursuant to an exemption from registration under the Act or an opinion of counsel satisfactory in form and content to the issuer that such registration is not required under such Act."

(ll) Additional Legend Requirements. The Subscriber consents to the placement of any additional legend determined to be required by the Company and its counsel.

(mm) Additional Documents. If required by applicable securities legislation, policy or order or by any securities commission, stock exchange or other regulatory authority, the Subscriber will execute, deliver, file and otherwise assist the Company in filing, such reports, undertakings and other documents with respect to the issue of the Securities as may be required.

(nn) Disclosure of Personal Information. By providing personal information to the Company, the Subscriber and each disclosed principal for whom it is contracting hereunder, is consenting to the Company's collection, use and disclosure of that information for the purposes of the subscription of Securities and the offering in general, for corporate governance purposes and to contact the Subscriber or others for whom it is contracting hereunder as an investor. The Subscriber, and others for whom it is contracting hereunder, acknowledges that, from time to time, the Company may be required to disclose such personal information to securities regulatory authorities and stock exchanges and, by providing such personal information to the Company, the Subscriber and others for whom it is contracting hereunder, hereby expressly consents to such disclosure. The Subscriber further consents to the disclosure of this Agreement, the Accredited Investor Certificate (Appendix 1) and any other documents, in connection with the subscription of Securities herein, which have been executed by the Subscriber and delivered to the Company, and to the filing of such documents and any other documents as may be required to be filed with any stock exchange or securities regulatory authority in connection with the issuance of Securities.

(oo) Reliance. The Subscriber acknowledges that the representations and warranties contained herein are made by it with the intention that they may be relied upon by the Company in determining the Subscriber's eligibility, or (if applicable) the eligibility of others on whose behalf it is contracting hereunder to purchase Securities under relevant securities legislation. The Subscriber further agrees that by accepting delivery of the certificates representing the Securities on the Closing Date, it will be representing and warranting that the foregoing representations and warranties are true and correct as at the Closing Date with the same force and effect as if they had been made by the Subscriber at the Closing Date and that they will survive the purchase by the Subscriber of Securities and will continue in full force and effect notwithstanding any subsequent disposition by the Subscriber of such Securities.

(pp) No Money Laundering. The funds representing the Purchase Price which will be advanced by the Subscriber to the Company hereunder will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) Act (Canada) (the "PCMLA") and the Subscriber acknowledges that the Company may in the future be required by law to disclose the name of the Subscriber and other information relating to this Agreement and the subscription of the Subscriber, on a confidential basis, pursuant to the PCMLA. To the best of its knowledge (i) none of the subscription funds to be provided by the Subscriber (A) have been or will be derived from or related to any activity that is deemed criminal under the law of Canada, the United States of America, or any jurisdiction, or (B) are being tendered on behalf of a person or entity who has not been identified to the Subscriber, and (ii) it shall promptly notify the Company if the Subscriber discovers that any of such representations ceases to be true, and provide the Company with appropriate information in connection therewith.

5.2 Indemnity. The foregoing representations, warranties and covenants are made by the Subscriber with the intent that they be relied upon by the Company in determining the Subscriber's suitability as a purchaser of Securities, and the Subscriber hereby agrees to indemnify the Company against all losses, claims, costs, expenses and damages or liabilities which it may suffer or incur as a result of reliance thereon. The Subscriber undertakes to notify the Company immediately of any change in any representation, warranty or other information relating to the Subscriber set forth herein which takes place prior to the Closing.

6. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE Company

6.1 Representations and Warranties of the Company. The Company hereby represents and warrants as follows:

(a) Organization, Good Standing. The Company is a valid and subsisting corporation duly incorporated and in good standing under the laws of the jurisdictions in which it is incorporated.

(b) Due Authorization. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution, delivery of, and the performance of all obligations of the Company under this Agreement and the authorization, issuance, reservation and delivery of all of the Shares, Warrants and Warrant Shares issued on exercise of the Warrants being sold under this Agreement, will have been taken on the Closing Date, and this Agreement, when executed by the Company, will constitute, valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or others laws of general application relating to or affecting the enforcement of creditors' rights generally and (ii) the effect of rules of law governing the availability of equitable remedies.

(c) Reservation of Shares. The Company will reserve or set aside sufficient shares in its treasury to issue the Shares and the Warrant Shares, and upon their issuance the Shares and the Warrant Shares will be duly and validly issued as fully paid and non-assessable.

6.2 Survival. The representations and warranties contained in this section will survive the Closing.

7. MISCELLANEOUS

7.1 No Assignment. This Agreement, which includes any interest granted or right arising under this Agreement, may not be assigned or transferred.

7.2 Entire Agreement. The agreement resulting from the acceptance of this subscription agreement by the Company contains the whole agreement among the Company and the Subscriber, on its own behalf and, if applicable, on behalf of others for whom it is contracting hereunder, in respect of the subject matter hereof and there are no warranties, representations, terms, conditions or collateral agreements, express, implied or statutory and in any amendments hereto or thereto.

7.3 Severability. Should any part of this Agreement be declared or held invalid for any reason, that invalidity shall not affect the validity of the remainder which shall continue in force and effect and be construed as if this Agreement had been executed without the invalid portion and it is hereby declared the intention of the parties hereto that this Agreement would have been executed without reference to any portion which may, for any reason, be hereafter declared or held invalid.

7.4 Amendment. The Parties may amend this Agreement only in writing.

7.5 Enurement. This Agreement enures to the benefit of and is binding upon the Subscriber's heirs, estate, legal representatives, executors, administrators, successors and assigns and shall enure to the benefit of the Company, its successors and assigns.

7.6 Notice. A Party will give all notices or other written communications to the other Party concerning this Agreement by hand or by registered mail addressed to such other Party's respective address which is noted on page 3 of this Agreement.

7.7 Execution by Counterparts. This Agreement may be executed in counterparts, each of which when delivered will be deemed to be an original and all of which together will constitute one and the same document and the Company will be entitled to rely on delivery by facsimile machine of an executed copy of this subscription, and acceptance by the Company of such facsimile copy will be equally effective to create a valid and binding agreement between the Subscriber and the Company as if the Company had accepted the subscription originally executed by the Subscriber.

END OF SCHEDULE "A" TO SUBSCRIPTION AGREEMENT

Appendix 1

ACCREDITED INVESTOR CERTIFICATE (UNITED STATES)

In addition to the representations and warranties of the undersigned (the "Subscriber") to Most Home Corp. (the "Company") set out in Schedule "A" of the subscription agreement, the Subscriber hereby covenants with, and represents, warrants and acknowledges to the Company, as representations and warranties that are true as of the date of this Agreement and as of the Closing Date (which covenants, representations, warranties and acknowledgements shall survive the applicable Closing Date) that:

(a) Accredited Investor. The Subscriber is purchasing the Securities as principal for its own account and not for the benefit of any other person and not with a view to the resale or distribution of all or any of the Securities and is an "accredited investor" within the meaning of Regulation D under the 1933 Act. By initialing the appropriate paragraph(s) below, the Subscriber represents and warrants to the Company that the Subscriber is an "accredited investor" within the meaning of Regulation D. Specifically, the Subscriber represents and warrants that he/she/it qualifies under the following category or categories of "accredited investor" (SUBSCRIBER MUST INDICATE THE APPLICABLE CATEGORY OR CATEGORIES BY INITIALING EACH APPLICABLE SPACE BELOW; IF JOINT INVESTORS, BOTH PARTIES MUST INITIAL):
________	(A) the Subscriber is a director or executive officer of the Company;
________

(B) the Subscriber is a natural person whose individual income exceeded US$200,000 in each of the two most recent years, or whose joint income with spouse exceeded US$300,000 in each of those years, and who reasonably expects to receive at least the same level of income in the current year;

________	(C) the Subscriber is a natural person whose individual net worth, or joint net worth with his or her spouse, at the date of this Agreement, exceeds US$1,000,000;
________	(D) the Subscriber is a trust, corporation or partnership with total assets in excess of US$5,000,000 not formed for the specific purpose of acquiring the Securities;
________	(E) the Subscriber is an organization or entity in which all of the equity owners are accredited investors;
________	(F) the Subscriber is another type of "accredited investor" as that term is defined in Regulation D, namely ____________________________________.

(b) Not a Public Offering. The Subscriber understands that the offering and sale of the Securities is intended to a be a transaction by an issuer not involving any public offering exempt from registration under the 1933 Act by virtue of Section 4(2) of the 1933 Act and the rules and regulations of the SEC thereunder.

(c) Resale Restrictions. The Subscriber acknowledges that there are restrictions on the resale of the Securities, agrees not to resell or distribute the Securities to the public, and agrees to comply with the securities laws of the United States and the securities laws of the residence of the Subscriber.

(d) Resell Securities Pursuant to Regulations. The Subscriber undertakes and agrees that it will not offer or sell any of the Securities in the United States unless such securities are registered under the 1933 Act and the securities laws of all applicable states of the United States or an exemption from such registration requirements is available, and further that it will not resell the Securities, except in accordance with the provisions of applicable securities legislation, regulations, rules, policies and orders and stock exchange rules.

(e) Legend on Share Certificates. The Subscriber hereby consents to the placement of a legend on all certificates representing the Shares in substantially the following form:

"The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act") and are "restricted stock" as that term is defined in Rule 144 under the Act. These securities may not be sold, offered for sale, pledged or hypothecated in the absence of an effective registration statement for such shares under the Act or pursuant to an exemption from registration under the Act or an opinion of counsel satisfactory in form and content to the issuer that such registration is not required under such Act."

(f) Additional Legend Requirements. The Subscriber consents to the placement of any additional legend determined to be required by the Company and its counsel.

The representations, warranties, statements and certification made in this Certificate are true and accurate as of the date of this Certificate and will be true and accurate as of the Closing. If any such representation, warranty, statement or certification becomes untrue or inaccurate prior to the Closing, the undersigned will give immediate written notice of such fact to the President of the Company.

The Subscriber acknowledges that the Company will be relying on this Certificate in connection with the Subscription Agreement.

Dated: ________________, 2005.

_______________________________________
Signature of Subscriber

_______________________________________
Print Name of Subscriber

_______________________________________
If Subscriber is a corporation,
print name and Official Capacity or title of signatory

If corporate Subscriber, the signatory represents that he or she has authority to bind the corporation.

END OF APPENDIX 1 TO SUBSCRIPTION AGREEMENT

Appendix 2

INSTRUCTIONS TO WIRE

Appendix 3

NOTIFICATION OF WIRE TRANSFER